UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑	Definitive Information Statement

ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.
(Name of Registrant As Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.
200 Barr Harbor Drive, Suite 400
West Conshohocken, PA 19428

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our stockholders:

NOTICE IS HEREBY GIVEN that the board of directors of Environmental Infrastructure Holdings Corp., a Delaware corporation (which we refer to in this Notice as the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”), have executed a Written Consent and Action of Stockholders in Lieu of a Meeting approving an amendment to our Certificate of Incorporation to (a) increase the number of authorized shares of Common Stock from 50,000,000 shares, par value $0.0001 per share, to 125,000,000 shares, par value $0.0001 per share, and (b) authorize the issuance of 25,000,000 shares of preferred stock, par value $0.0001 per share (collectively, the “Amendment”).

The accompanying information statement (the “Information Statement”) is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  Under the Delaware General Corporation Law and our by-laws, stockholder action may be taken by written consent without a meeting of stockholders.  The affirmative vote of at least a majority of the outstanding shares of Common Stock is necessary to approve the Amendment.  Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the Amendment will not be effected until at least 20 calendar days following the mailing of the accompanying Information Statement to our stockholders.

Your consent to the Amendment is not required and is not being solicited.  The accompanying Information Statement will serve as notice pursuant to the Exchange Act and Section 228(e) of the Delaware General Corporation Law of the approval of the Amendment by less than the unanimous written consent of our stockholders.

By Order of the Board,

West Conshohocken, PA	Michael D. Parrish,
December 3, 2010	Chairman of the Board

ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.
200 Barr Harbor Drive, Suite 400
West Conshohocken, PA 19428

INFORMATION STATEMENT
Pursuant to Section 14(c) of the Securities Exchange Act of 1934

THIS INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY AND NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT DECEMBER 12, 2010
TO STOCKHOLDERS OF RECORD ON FEBRUARY 26, 2010.

Environmental Infrastructure Holdings Corp., a Delaware corporation (which we refer to in this Information Statement as the “Company,” “we,” “us” or “our”), is sending you this Information Statement for the purpose of informing you, as one of our stockholders, in the manner required under Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, that our board of directors (the “Board”) has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”), as permitted by our by-laws and Section 228 of the Delaware General Corporation Law, have previously executed a Written Consent and Action of Stockholders in Lieu of a Meeting approving an amendment (the “Amendment”) to our Certificate of Incorporation to (a) increase the number of authorized shares of Common Stock from 50,000,000 shares, par value $0.0001 per share, to 125,000,000 shares, par value $0.01 per share, and (b) authorize the issuance of 25,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Under Section 242 of the Delaware General Corporation Law, the affirmative vote of the holders of at least a majority of the outstanding stock entitled to vote thereon is required to approve the Amendment.  As of February 26, 2010, the record date for the written consent (the “Record Date”), 42,267,309 shares of Common Stock were issued and outstanding.  Each share of Common Stock entitles the holder thereof to one vote on the Amendment.  The holders of 21,509,771 shares, representing approximately 51% of the shares of Common Stock entitled to vote on the Amendment, executed the Written Consent and Action of Stockholders in Lieu of a Meeting.  The Delaware General Corporation Law does not provide for dissenter’s rights with respect to the Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of February 26, 2010, with respect to the beneficial ownership of the 42,267,309 outstanding shares of the Company’s Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the Company’s officers and directors; and (iii) the Company's officers and directors as a group.  A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days.

		Percentage of
Identity of Shareholder	Number of Shares	Beneficial Ownership (1)

Michael D Parrish, Chairman, President and CEO	9,388,580	22.21%
31 Fox Ridge Drive
Malvern , PA 19355

Kurt M. Given, Director and Treasurer	5,445,256	12.88%
2230 Locust Drive
Lansdale, PA 19446

Andrew B. Mazzone, Director	3,066,954	7.26%
513 Dryden Street
Westbury, NY 11590

James W. Zimbler, Director and Secretary	157,895	( *)
165 Fernleaf Court
State College, PA 16801

Martin Hodus, Shareholder	2,525,000	5.97%
271-19E Grand Central Parkway
Floral Park, NY 11005
_____________________
All Officers and Directors as	18,058,685	42.73%
A Group (4 Persons)

(*)	Less than 5% ownership

(1)
Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or entity has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or entity, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person or entity shown in the table.

CHANGE OF CONTROL

On December 7, 2009, the Company and its wholly owned subsidiary, XIOM Corp. (“XIOM”), entered into that certain Membership Interest Purchase Agreement (the “Purchase Agreement ”) dated as of December 7, 2009, by and among the Company, XIOM, and each of the persons who held membership interests (collectively, the “Sellers”) in Equisol, LLC (“Equisol”).  Pursuant to the Purchase Agreement, the Company acquired all of the issued and outstanding membership interests of Equisol, and in exchange, the Sellers received shares of common stock of the Company representing forty percent (40%) of the issued and outstanding shares of the common stock of the Company on a fully diluted basis (the “Acquisition”).

APPROVAL OF THE AMENDMENT

As of the Record Date, our Board recommended, and the holders of a majority of our outstanding Common Stock approved the Amendment to our Certificate of Incorporation, pursuant to which amendment (1) the total number of authorized shares of our Common Stock will be increased from 50,000,000 shares, par value $0.0001 per share, to 125,000,000 shares, par value $0.0001 per share, and (2) 25,000,000 shares of Preferred Stock, par value $0.0001 per share, will be authorized.  The increase in the number of authorized shares will become effective upon the filing of a Certificate of Amendment, in the form annexed to this Information Statement as Appendix A, with the Secretary of State of the State of Delaware.  The Certificate of Amendment will be filed promptly following the effective date of the stockholder approval for the Amendment on or about the 20th day following the mailing of this Information Statement to our stockholders.

Current Capitalization

Currently, we are authorized to issue up to 50,000,000 shares of Common Stock, of which 42,267,309 shares were issued and outstanding as of the Record Date, and we have no shares of Preferred Stock authorized for issuance.

Reasons for Increase in Authorized Capital Stock

The Board believes it is in the Company’s best interest to have additional shares of Common Stock and shares of Preferred Stock authorized for general corporate purposes, including acquisitions, equity financings and grants of stock and stock options. The increase in authorized shares has been determined by the Board to allow for these obligations and to provide for a sufficient amount of Common Stock to support its expansion and future financing activities, if any.

To the extent that additional authorized shares are issued in the future, such issuance may decrease our existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders. The holders of our Common Stock have no preemptive rights.  We currently have no plans, commitments or arrangements to issue the additional authorized shares other than shares underlying existing obligations under the Purchase Agreement or pursuant to the terms of equity compensation arrangements.

The increase in the number of authorized shares and the subsequent issuance of such shares could also have the effect of delaying or preventing a change in control of the Company without further action by our stockholders.  Shares of authorized and unissued Common Stock and Preferred Stock could (within the limits imposed by applicable law and stock exchange policies) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely.  For example, such shares could be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid.  Any such issuance of additional stock could have the effect of diluting our earnings per share and book value per share of outstanding shares of our common stock or the stock ownership and voting rights of a person seeking to obtain control of the Company.  The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amendment. The Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.  Other than the transactions effectuated pursuant to the Acquisition, the Board is not aware of any other plan or arrangement to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

When the Board deems it to be in the best interest of the Company and stockholders to issue additional shares of Common Stock in the future from authorized shares, the Board will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulation or the rules of any stock exchange on which the shares of Common Stock may then be listed.  The Board will have discretion and be able, at its sole discretion, to designate the rights, preferences, privileges and terms of the Preferred Stock.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials.  It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith.  Additional copies of this Information Statement may be obtained at no charge by writing us at:  200 Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428, Attn: Corporate Secretary.

MISCELLANEOUS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address.  We undertake to deliver promptly upon request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of this Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  In the event a stockholder desires to provide us with such a request, it may be given orally by telephoning our offices at (866) 629-7646 or by mail to our address at 200 Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428, Attn: Corporate Secretary.  In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request to the Corporate Secretary at the address and telephone number stated above.

We file annual, quarterly and current reports, proxy statements and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C.  20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C.  20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

By Order of the Board,
[1]

West Conshohocken, PA	Michael D. Parrish,
December 3, 2010	Chairman of the Board

1

Appendix A

Amendment to Certificate of Incorporation

CERTIFICATE of AMENDMENT of
CERTIFICATE of INCORPORATION of
ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.

Pursuant to § 242 of the General Corporation Law of the State of Delaware

The undersigned, pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify and set forth as follows:

FIRST:               That at a meeting of the Board of Directors of Environmental Infrastructure Holdings Corp. (the “Corporation”), the following resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable:

RESOLVED, that the Board of Directors hereby declares it advisable and in the best interests of the Company that Article FOURTH of the Certificate of Incorporation be amended to read as follows:

“FOURTH:           The total number of shares which the Company shall have the authority to issue is 125,000,000 shares capital stock to be designated as Common Stock, with a par value of $0.0001 per share and 25,000,000 shares of preferred stock, par value $0.0001 per share.”

SECOND:          That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:               That the aforesaid amendment was duly adopted with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Michael D. Parrish, this 3rd Day of December, A.D. 2010

/s/ Michael D. Parrish

Michael D. Parrish
Authorized Officer